UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

September 30, 2024, NAV per Common Share

On October 21, 2024, ExchangeRight Income Fund Trustee, LLC (the “Trustee”), which serves as the sole trustee of ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT (the “Company”), declared the net asset value (“NAV”) of the Company as of September 30, 2024 to be $664,775,000 (or $27.29 per common share of beneficial interest (“Common Shares”)). The NAV set forth above is based on the midpoint of the range of real estate values as of September 30, 2024 of the Company’s owned properties as determined by an independent valuation firm, combined with the value of the Company’s cash and cash equivalents, restricted cash, and other assets, and less the Company’s liabilities. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our Trustee. Our NAV per Common Share, which is updated as of the last calendar day of each quarter, will be posted on our website at www.exchangeright.com/the-essential-income-reit/class-i-shares/ and is the same for each of our Class I, Class A, Class S, and Class ER Common Shares, as well as the common units of limited partnership interest (“OP Units”) in ExchangeRight Income Fund Operating Partnership, LP (the “Operating Partnership”). For a description of how our NAV is calculated, see the disclosures under the caption “Net Asset Value” beginning on page 59 of our Form 10-K filed with the Securities and Exchange Commission on April 11, 2024. Our Trustee is ultimately responsible for determining our NAV.

The following table provides a breakdown of the components of the Company’s total NAV and NAV per Common Share as of September 30, 2024:

Components	September 30, 2024
Investments in real estate	$1,213,350,000
RSLCA notes receivable from affiliates	42,007,000
Restricted cash	11,608,000
Cash and cash equivalents	8,096,000
Receivables	6,482,000
Notes receivable from affiliates	6,019,000
Other assets	1,484,000
Mortgage loans payable	(564,189,000)
Revolving credit facility	(44,000,000)
Accounts payable, accrued expenses and other liabilities	(10,641,000)
Distributions payable	(3,529,000)
Pending trade deposits	(1,700,000)
Due from affiliates, net	(212,000)
NAV	$664,775,000

Class A Common Shares	10,360,669
Class I Common Shares	5,984,267
Class ER Common Shares	64,404
Class S Common Shares	-
OP Units	7,953,869
Total outstanding Common Shares/OP Units	24,363,209

NAV per share/unit	$27.29

Private Offering Updates

The Company is currently conducting a private placement offering on a continuous basis of up to $2.165 billion of Common Shares, pursuant to which the Company is offering its Class I, Class A, Class S, and Class ER Common Shares (the “Private Offering”). As of the date of this report, the Company has not issued any Class S Common Shares in the Private Offering. The Company has updated the purchase price for our Class I, Class A, and Class S Common Shares offered in the Private Offering to be equal to the NAV per Common Share as of September 30, 2024, plus any applicable upfront selling commissions and expenses related to each class of Common Shares. The purchase price for the Company’s Class ER Common Shares pursuant to the terms of the Private Offering is $28.97 and was not updated as of September 30, 2024. The repurchase price for the Class I, Class A, and Class S Common Shares under the Company’s share repurchase program also will be updated to reflect the September 30, 2024 NAV and updated purchase prices for the Common Shares in the Private Offering. The Class ER Common Shares are not eligible for repurchase or redemption under the

Company’s share repurchase program. The updated purchase price for the Class I, Class A, and Class S Common Shares will be applicable for subscriptions for such shares closing from and after November 1, 2024. The purchase price for each class of Common Shares for future subscriptions beginning on November 1, 2024 is as follows:

	Purchase Price	Net Current Yield [1]
	(per share)	(per share)
Class I	$27.29	6.37%
Class A	$29.02	5.99%
Class S	$28.28	5.30%
Class ER	$28.97	6.00%

1 Net Current Yield is calculated as the most recent annualized monthly distribution for September 2024 divided by the updated purchase price.

The Company has updated the offering materials for the Private Offering, including the confidential private placement memorandum and subscription documents, which are available on the Company’s website at: www.exchangeright.com/the-essential-income-reit/class-i-shares/. The Common Shares offered in the Private Offering have not been, and will not be, registered under the Securities Act of 1933 (the “Securities Act”) and may not be offered or sold in any state absent registration or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to purchase any securities in any jurisdiction in which such an offer or solicitation is not authorized and does not constitute an offer within any jurisdiction to any person to whom such offer would be unlawful. The offering of Common Shares in the Private Offering will only be made pursuant to the confidential private placement memorandum for the private placement offering prepared by the Company, which will be made available to interested investors.

As of September 30, 2024, the Company has issued an aggregate of 17,265,264 Common Shares in the Private Offering for total consideration of $470.0 million. Of these issued Common Shares, 5,916,449 Class I Common Shares, 10,286,706 Class A Common Shares, and 64,404 Class ER Common Shares remained outstanding as of September 30, 2024. The following table lists the Common Shares issued and total consideration received to date in the Private Offering for each class of Common Shares:

	Common Shares	Total
Share Class	Issued	Consideration
Class I	6,564,035	$172,307,000
Class A	10,636,825	295,874,000
Class ER	64,404	1,853,000
Class S	-	-
Total for Private Offering	17,265,264	$470,034,000

As of September 30, 2024, there was up to $1.469 billion of Common Shares available for future issuance in the Private Offering, before selling commissions and expenses after calculating capital raised from other sources and the issuance of OP Units. The Company intends to continue selling Common Shares in the Private Offering on a monthly basis.

September 2024 Dividends

On September 30, 2024, the Company declared dividends in the amount of $0.1449 per share for each class of its outstanding Common Shares. The dividends for each class of Common Shares were payable to shareholders of record immediately following the close of business on September 30, 2024 and were paid in cash or reinvested in the Company’s Common Shares through the Company’s Dividend Reinvestment and Direct Share Purchase Plan (“DRIP”) on October 15, 2024.

Dividend Reinvestment and Direct Share Purchase Plan

For the September 30, 2024 declared dividends described above, holders of Common Shares and holders of Class I OP Units of the Operating Partnership have elected 10.8% of the aggregate declared dividends on Common Shares and distributions on Class I OP Units to be reinvested back into the Company’s Common Shares based on elections by the individual shareholders and unitholders pursuant to the DRIP. These distributions were reinvested in the Company’s Common Shares on October 15, 2024.

The following table lists the Common Shares issued and total dividends reinvested to date under the DRIP for each class of Common Shares:

	Common Shares		Total
Share Class	Issued		Reinvestment
Class I	67,820	(a)	$1,820,000	(a)
Class A	73,963		1,985,000
Class S	-		-
Total	141,783		$3,805,000

(a)
Includes the issuance of 17,978 Class I Common Shares totaling $483,000 in connection with OP Unitholder and Class ER Common Share distributions being reinvested back into the Company’s Class I Common Shares based on those investors’ election.

The DRIP generally permits shareholders of the Company to elect to have some or all of their cash dividends in respect of the shareholder’s Common Shares to be automatically reinvested in additional Common Shares. Any cash dividends attributable to the class of Common Shares owned by participants in the DRIP will be reinvested in Common Shares on behalf of the participant on the business day such dividends would have been paid to such investor. In addition, holders of the Class I and Class A 721 OP Units and Class ER Common Shares may elect to reinvest their cash distributions into our Class I Common Shares.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered.

Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: risks inherent in the real estate business, including tenant defaults, illiquidity of real estate investments, potential liability relating to environmental matters and potential damages from natural disasters; general business and economic conditions; the accuracy of our assessment that certain businesses are e-commerce resistant and recession-resilient; the accuracy of the tools we use to determine the creditworthiness of our tenants; concentration of our business within certain tenant categories; ability to renew leases, lease vacant space or re-lease space as existing leases expire; our ability to successfully execute our acquisition strategies; the degree and nature of our competition; inflation and interest rate fluctuations; failure, weakness, interruption or breach in security of our information systems; our failure to generate sufficient cash flows to service our outstanding indebtedness; continued volatility and uncertainty in the credit markets and broader financial markets; our ability to maintain our qualification as a real estate investment trust (“REIT”) for federal income tax purposes; our limited operating history as a REIT, which may adversely affect our ability to make distributions to our shareholders; changes in, or the failure or inability to comply with, applicable laws or regulations; and future sales or issuances of our Common Shares or other securities convertible into our Common Shares, or the perception thereof, could cause the value of our Common Shares to decline and could result in dilution.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104*	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* The above exhibits are being furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	October 21, 2024	By:	/s/ David Fisher
David Fisher Executive Managing Principal